UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 19, 2013

RealNetworks, Inc.

(Exact name of registrant as specified in its charter)

Washington	000-23137	91-1628146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2601 Elliott Avenue, Suite 1000

Seattle, Washington 98121

(Address of principal executive offices) (Zip code)

(206) 674-2700

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2013, Michael C. Lunsford provided notification of his resignation as Executive Vice President of RealNetworks, Inc. Mr. Lunsford will remain with the company through May 2013.

Item 8.01. Other Events.

On February 20, 2013, RealNetworks, Inc. announced that Max Pellegrini joined RealNetworks as President of its Mobile Entertainment Division.

Mr. Pellegrini most recently served as chairman and chief executive officer of Dada.net S.p.A., a mobile web services company. In 2011, Dada.net was acquired by Buongiorno S.p.A., an international provider of mobile entertainment services. Buongiorno was acquired in July 2012 by NTT Docomo, a Japanese provider of mobile voice, data and multimedia services. Prior to joining Dada.net in May 2000, Mr. Pellegrini was a consultant with Andersen Consulting (now Accenture).

Forward-Looking Statements: The exhibit to this Form 8-K contains forward-looking statements that involve risks and uncertainties, including statements relating to RealNetworks’ plans and expectations regarding its Mobile Entertainment division. All statements that do not relate to matters of historical fact should be considered forward-looking statements. Actual outcomes may differ materially from expectations. Factors that could cause actual results to differ from those predicted include, but are not limited to, growth and other benefits from the implementation of the company’s strategic initiatives; competitive risks, such as the emergence or growth of competing technologies, products and services; potential outcomes and effects of claims and legal proceedings; and risks associated with key customer or strategic relationships, business acquisitions and the introduction of new products and services. More information about potential risk factors that could affect RealNetworks’ business and financial results is included in RealNetworks’ annual report on Form 10-K for the most recent year ended December 31, its quarterly reports on Form 10-Q and in other reports and documents filed by RealNetworks from time to time with the Securities and Exchange Commission. The company assumes no obligation to update any forward-looking statements or information.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Pursuant to the rules and regulations of the SEC, the attached exhibits are deemed to have been furnished to, but not filed with, the SEC.

Exhibit No.	Description

99.1	Press Release of RealNetworks, Inc. dated February 20, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALNETWORKS, INC.

By:	/s/ Michael Parham
Michael Parham
Senior Vice President, General Counsel and Secretary

Dated: February 20, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of RealNetworks, Inc. dated February 20, 2013.